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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported:) May 28, 2002

                        Commission File Number 000-25523

                                 ShareCom, Inc.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)
                      (Formerly Anonymous Data Corporation)

           NEVADA                                          86-0857752
-------------------------------                 --------------------------------
(State of other jurisdiction of                        (I. R. S. Employer
incorporation or organization)                       Identification Number)


430 Wanda Lane
Palatine, IL                                                60067
-------------------------------                 --------------------------------
(Address of principal                                     (Zip Code)
executive offices)

                                 (800) 818-6505
                             -----------------------
                (Registrant's Executive Office Telephone Number)

                         CAUTIONARY STATEMENT CONCERNING
                           FORWARD LOOKING STATEMENTS

          This 8-K filing and the documents to which we refer you to in this filing contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

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          .    our financial performance and projections;

          .    our growth in revenue and earnings; and

          .    our business prospects an opportunities

     You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may", "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes," "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including

          .    our ability to retain the business of our significant customers;

          . our ability to keep pace with new technology and changing market needs; and

          .    the competitive environment of our business.

          These and other factors may cause our actual results to differ materially from any forward-looking statement.

          Forward-looking statements are only predictions. The forward-looking events discussed in this filing, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this filing, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

          Item 1. Change in Control of Assistant and Item 2. Acquisition or Disposition of Assets.

               On or about May 28, 2002, a change of control of the Registrant occurred, as a result of Pine Services, Ltd ("Purchaser") purchasing 432,551,000 shares of $.001 par value, capital voting stock of the Registrant (the "Shares") from Mr. Brad Nordling, the former president of the Registrant. The consideration for the purchase included the payment of $100,000 to the Seller; the release of certain note obligations aggregating approximately $88,000 and permitting certain assets of the Registrant to be transferred to another entity controlled by Seller. The source of the cash component of the consideration for the purchase of the Shares was the working capital of the Purchaser.

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          The basis of the control is Purchaser's ownership of 432,551,000 shares representing approximately 58% of the issued and outstanding Shares. The transaction which resulted in the change in control was the closing of a stock purchase agreement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ShareCom, Inc.


                                       By /s/ Dan Davis
                                          --------------------------------------
                                          Dan Davis,

                                       Date: May 28, 2002

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